EX-99.2S

                                POWER OF ATTORNEY

                  That each of the undersigned officers and trustees of BlackRock California Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust, BlackRock New York Municipal 2018 Term Trust, each a business trust formed under the laws of the State of Delaware (the "Trust"), do constitute and appoint Ralph L. Schlosstein, Laurence D. Fink and Anne C. Ackerley, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of each of the under signed as such officer or trustee, a Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") and any other filings in connec tion therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the Trust, the registration or offering of the Trust's common shares of beneficial interest, par value $.001 per share, or the registration or offering of the Trust's preferred shares, par value $.001 per share; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirm ing all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.



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         IN WITNESS WHEREOF, each of the undersigned has executed this Power of
Attorney this 24th day of September, 2001.


                                        /s/   DR. ANDREW F. BRIMMER
                                    ----------------------------------------
                                              Dr. Andrew F. Brimmer
                                              Trustee


                                         /s/  RICHARD E. CAVANAGH
                                    ----------------------------------------
                                              Richard E. Cavanagh
                                              Trustee


                                         /s/  KENT DIXON
                                    ----------------------------------------
                                              Kent Dixon
                                              Trustee


                                        /s/   FRANK J. FABOZZI
                                    ----------------------------------------
                                              Frank J. Fabozzi
                                              Trustee


                                         /s/  JAMES CLAYBURN LA FORCE, JR.
                                    ----------------------------------------
                                              James Clayburn La Force, Jr.
                                              Trustee


                                         /s/  WALTER F. MONDALE
                                    ----------------------------------------
                                              Walter F. Mondale
                                              Trustee


                                        /s/   RALPH L. SCHLOSSTEIN
                                    ----------------------------------------
                                              Ralph L. Schlosstein
                                              Trustee and President



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                                        /s/   LAURENCE D. FINK
                                    ----------------------------------------
                                              Laurence D. Fink
                                              Trustee


                                        /S/   HENRY GABBAY
                                    ----------------------------------------
                                              Henry Gabbay
                                              Treasurer


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